UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22142

Oppenheimer Intermediate Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2018

Item 1. Reports to Stockholders.

Annual Report 9/30/2018

*Prior to June 29, 2018, the Fund’s name was Oppenheimer Rochester Intermediate Term Municipal Fund.

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal 5 Yr (4-6) Index
1-Year	0.22%	-2.04%	-0.60%
5-Year	3.64	3.17	1.85
Since Inception (12/6/10)	3.45	3.15	2.30

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

3      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Intermediate Term Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of September 30, 2018, the Class A shares provided a distribution yield at net asset value (NAV) of 2.36% and, unlike its benchmark, produced a positive annual total return. For residents in the top 2018 federal tax bracket, the taxable equivalent yield was 3.56% as of September 30, 2018. Tax-free income comprised 100% of the total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

The first quarter-point increase to the Fed Funds target rate this reporting period was announced after the December 2017 meeting of the Federal Open Market Committee (FOMC). The rate was subsequently raised by a quarter-point three times in 2018 – in March, June and September – and was set to the range of 2.00% to 2.25% just before the end of this reporting period. The FOMC was unanimous in its September decision and cited strength in the labor market, economy, household spending, and business investment. The latest forecasts by the Fed’s governors indicate an expectation of five additional rate increases by December 31, 2020, including at least one more rate increase by year-end.

The target range, which was set to the range of zero to 0.25% between December 2008 and December 2015, has had eight increases of 0.25 percentage points to date. The Fed’s efforts to “normalize” its balance sheet, which began in October 2017 with reductions of $10 billion a month, continued throughout this reporting period. The Fed has said that balance-sheet reductions would reach $50 billion a month by year-end.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	2.36%
Dividend Yield with sales charge	2.30
Standardized Yield	2.11
Taxable Equivalent Yield	3.56
Last distribution (9/25/18)	$0.009
Total distributions (10/1/17 to 9/30/18)	$0.099

Endnotes for this discussion begin on page 10 of this report.

4      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

In December 2017, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.64%, 81 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve as a whole rose during this reporting period, with yields at the short end of the curve rising more than yields on securities with maturities of 10 years or longer. The Treasury curve flattened considerably this reporting period, giving investors in government securities fewer incentives to purchase longer-maturity bonds; a flatter curve typically reflects an expectation of rising rates. The rise in the Treasury curve was much greater at the short end of the curve. The muni yield curve, though steeper than the Treasury curve, also flattened during this reporting period. As a result of the changes in the two yield curves, 30-year AAA-rated munis continued to be considered cheap to 30-year Treasuries as of September 30, 2018.

For the most part, Treasury yields were nominally higher than the yields on AAA-rated munis with comparable maturities as of September 30, 2018. Nonetheless, the after-tax income generated by a AAA-rated muni with a maturity of 10 years would match or exceed the after-tax income generated by a 10-year Treasury security for any taxpayer with a federal tax rate of 15% or more. The yield on the 30-year Treasury was slightly lower than the yield on a 30-year AAA-rated muni at the end of this reporting period, meaning that every taxpayer would earn more on an after-tax basis by investing in the muni versus the Treasury. Treasury bonds are backed by the full faith and credit of the U.S. government, while municipal securities are exempt from federal income taxes and, where applicable, state and local income taxes as well.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period. The Fund no longer invests in

5      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

securities issued in Puerto Rico.

FUND PERFORMANCE

Oppenheimer Intermediate Term Municipal Fund held more than 290 securities as of September 30, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s dividend trend this reporting period shows the positive impact a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend, which was 0.8 cents per share at the outset of the reporting period, increased to 0.85 cents per share beginning with the April 2018 payout. In all, the Fund distributed 9.9 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Six of the Fund’s 10 largest sectors were among the 10 strongest contributors to positive performance this reporting period. The Fund’s total return this reporting period was primarily driven by its holdings in high-yielding tobacco securities, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA). The tobacco bond sector, the Fund’s fifth largest, was its strongest performer as of September 30, 2018.

Large sectors ranked among the Fund’s 10 strongest sectors for the reporting period also included the hospital/healthcare facilities, general obligation (G.O.), municipal leases, adult living facilities, and government appropriations sectors.

Research-based security selection continued to be a factor in the strong performance of these sectors. Most of the securities in the Fund’s largest sector, the hospital/healthcare sector, are investment grade, though the Fund also invests across the credit spectrum in this sector; hospital/healthcare bonds were the second best contributor to the Fund’s performance. G.O.s, which constituted the Fund’s second largest sector, were the third strongest contributor to total return, as of September 30, 2018. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them. The municipal leases sector, which consists of securities backed by the proceeds of lease arrangements entered into by state and local governments, was the Fund’s fourth largest sector as of September 30, 2018; the sector was the fifth best contributor to the Fund’s total return this reporting period. Securities in the adult living facilities sector, the Fund’s seventh largest sector, finance various projects at senior living centers and tend to perform well in densely populated geographies with strong real estate values and in more rural areas with stable home prices. The sector was the fourth largest contributor to the Fund’s total return this reporting period. The government appropriation sector was the Fund’s tenth largest and sixth strongest

6      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

performer this reporting period. The municipal issuer of this type of security agrees to include an allocation in its budget that will be used to make its debt payments. Because municipalities need reliable access to future capital, these appropriations tend to be off limits during budget negotiations.

Rounding out the roster of the top 10 performers for the reporting period were sectors consisting of water utility, marine/aviation facility, education, and sales tax revenue bonds.

Market conditions, primarily pricing pressure on high-grade securities, caused the highways/commuter facilities sector, the higher education sector, and a few small sectors (electric utilities, diversified financial services, and single-family housing) to detract slightly from the Fund’s performance during the reporting period.

Investors should note that some of this Fund’s investments in securities are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

This Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of between 3 and 7 years for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 10% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Michael Camarella, CFA
Vice President, and Senior
Portfolio Manager

Michael Camarella has been named portfolio manager of the Fund. With support as needed from the Oppenheimer Municipal Fund Management Team, Michael will continue to adhere to a consistent investment approach based on the belief that tax-free yield can help investors achieve their long-term financial objectives even when market conditions fluctuate. The Fund will not be managed based on predictions of interest rate changes.

7      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	12.2%
General Obligation	11.8
Special Tax	6.9
Municipal Leases	5.9
Tobacco Master Settlement Agreement	5.8
Highways/Commuter Facilities	5.7
Adult Living Facilities	5.1
Tax Increment Financing (TIF)	5.0
Higher Education	4.3
Government Appropriation	4.1

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	2.7%	0.6%	3.3%
AA	32.1	0.0	32.1
A	32.7	1.7	34.4
BBB	14.6	6.6	21.2
BB or lower	5.2	3.8	9.0
Total	87.3%	12.7%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories --AAA, AA, A and BBB --are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

8      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 9/30/18

	Without Sales Charge	With Sales Charge
Class A	2.36%	2.30%
Class C	1.64	N/A
Class Y	2.56	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 9/30/18
Class A	2.11%
Class C	1.38
Class Y	2.37

TAXABLE EQUIVALENT YIELDS
As of 9/30/18
Class A	3.56%
Class C	2.33
Class Y	4.00

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 9/30/18
Class A	2.03%
Class C	1.30
Class Y	2.33

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/18

	Inception Date	1-Year	5-Year	Since Inception
Class A (ORRWX)	12/6/10	0.22%	3.64%	3.45%
Class C (ORRCX)	12/6/10	-0.56	2.81	2.62
Class Y (ORRYX)	12/6/10	0.44	3.87	3.67

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/18
	Inception Date	1-Year	5-Year	Since Inception
Class A (ORRWX)	12/6/10	-2.04%	3.17%	3.15%
Class C (ORRCX)	12/6/10	-1.54	2.81	2.62
Class Y (ORRYX)	12/6/10	0.44	3.87	3.67

9      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal 5 Yr (4-6) Index, which is the 4- to 6-year component of the Bloomberg Barclays Municipal Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0085 for the 28-day accrual period ended September 25, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on September 25, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0059 and $0.0092, respectively, for the 28-day accrual period ended September 25, 2018 and on the corresponding net asset values on that date.

10      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended September 30, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended September 30, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal 40.8%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2018 and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

11      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During 6 Months Ended September 30, 2018
Class A	$1,000.00	$1,007.20	$5.50
Class C	1,000.00	1,001.00	9.42
Class Y	1,000.00	1,008.30	4.39

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.60	5.53
Class C	1,000.00	1,015.69	9.49
Class Y	1,000.00	1,020.71	4.42

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.09%
Class C	1.87
Class Y	0.87

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2018

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—101.9%
Alabama—1.4%
$230,000	AL Health Care Authority for Baptist Health of Alabama[1]	5.000%	11/15/2021	10/28/2018	A	$230,625
2,345,000	Birmingham-Jefferson, AL Civic Center Authority[1]	5.000	07/01/2035	07/01/2028	A	2,618,873
10,000	Lee County, AL Public Building Authority (DHR Building)[1]	4.375	09/01/2025	10/28/2018	A	10,019
						2,859,517

Arizona—3.2%
20,000	AZ Board of Regents COP (University of Arizona & Arizona State University BioMed)[1]	4.500	06/01/2031	10/28/2018	A	20,032
1,000,000	Glendale, AZ Transportation Excise Tax[1]	5.000	07/01/2029	07/01/2025	A	1,135,680
725,000	Navajo Nation, AZ1	5.500	12/01/2030	12/01/2025	A	805,461
250,000	Northern Arizona University[1]	5.000	06/01/2032	06/01/2025	A	281,113
1,000,000	Pima County, AZ IDA (American Leadership Academy)	4.750	06/15/2037	06/15/2022	A	1,000,610
75,000	Pima County, AZ IDA (Excalibur Charter School)	5.000	09/01/2026	06/09/2023	B	74,177
460,000	Tempe, AZ IDA (Mirabella at ASU)	4.000	10/01/2023	10/01/2020	A	461,840
900,000	Tempe, AZ IDA (Mirabella at ASU)	5.500	10/01/2027	04/26/2026	B	957,150
2,000,000	Westpark, AZ Community Facilities District	5.000	07/15/2032	07/15/2026	A	2,078,260
						6,814,323

California—16.4%
175,000	Adelanto, CA Public Utility Authority[1]	5.000	07/01/2027	07/01/2027		206,166
315,000	Adelanto, CA Public Utility Authority[1]	5.000	07/01/2028	07/01/2027	A	369,224
300,000	Adelanto, CA Public Utility Authority[1]	5.000	07/01/2029	07/01/2027	A	349,866
325,000	Adelanto, CA Public Utility Authority[1]	5.000	07/01/2030	07/01/2027	A	377,110
310,000	Adelanto, CA Public Utility Authority[1]	5.000	07/01/2031	07/01/2027	A	358,149
310,000	Adelanto, CA Public Utility Authority[1]	5.000	07/01/2032	07/01/2027	A	357,120
10,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	10,313
100,000	Atwater, CA Wastewater[1]	5.000	05/01/2033	05/01/2027	A	114,622
1,000,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2028	09/01/2023	A	1,093,590
2,250,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2042	10/28/2018	A	2,270,430
420,000	CA Educational Facilities Authority (Chapman University)[1]	5.000	04/01/2025	04/01/2021	A	449,480

14      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$2,000,000	CA GO1	5.000%	08/01/2031	02/01/2025	A	$2,268,440
5,000	CA GO1	6.000	08/01/2020	02/01/2019	A	5,070
185,000	CA GO1	6.500	04/01/2033	04/01/2019	A	189,155
225,000	CA GO1	6.500	04/01/2033	04/01/2019	A	230,405
500,000	CA Health Facilities Financing Authority (Children’s Hospital)[1]	5.000	11/01/2024	11/01/2021	A	541,625
1,000,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	5.000	11/01/2032	11/01/2025	A	1,115,220
125,000	CA Public Works (California Community Colleges)[1]	5.500	06/01/2022	10/28/2018	A	125,326
15,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2019	10/28/2018	A	15,043
230,000	CA Statewide CDA (Bakersfield Reassessment District)[1]	5.000	09/02/2022	01/14/2021	B	241,829
1,250,000	CA Statewide CDA (CHF-Irvine)[1]	5.000	05/15/2032	05/15/2026	A	1,397,438
2,000,000	CA Statewide CDA (DHlth/BMH/CmntyHOSB/MSrH/SFMH/SNVMMH/CMF Obligated Group)[1]	5.625	07/01/2035	10/28/2018	A	2,006,400
100,000	Cerritos, CA Public Financing Authority[1]	5.000	11/01/2018	11/01/2018		100,268
1,500,000	Chula Vista, CA Municipal Financing Authority[1]	5.000	09/01/2026	09/01/2025	A	1,709,130
100,000	Compton, CA Community College District[1]	5.000	07/01/2019	07/01/2019		102,422
100,000	El Centro, CA Financing Authority (El Centro Redevel.)[1]	6.625	11/01/2025	05/01/2021	A	110,853
500,000	El Dorado County, CA Special Tax Community Facilities District No. 9288[1]	5.000	09/01/2024	09/01/2022	A	546,905
995,000	Indio, CA Community Facilities District Special Tax	5.000	09/01/2035	09/01/2025	A	1,059,496
500,000	Lancaster, CA Redevel. Agency[1]	5.500	12/01/2028	12/01/2020	A	523,405
500,000	Lodi, CA Public Financing Authority[1]	5.250	10/01/2026	04/01/2022	A	540,715
250,000	Madera, CA Irrigation Financing Authority[1]	5.750	01/01/2026	01/01/2020	A	262,150
1,595,000	Modesto, CA Irrigation District Financing Authority (Electric System)[1]	5.000	10/01/2028	10/01/2025	A	1,819,831
100,000	Monrovia, CA Redevel. Agency Tax Allocation (Central Redevel. Project Area No. 1)	6.500	05/01/2026	05/01/2021	A	111,636
500,000	Palomar, CA Health[1]	5.000	11/01/2031	11/01/2026	A	548,320
495,000	Redwood City, CA Special Tax	5.000	09/01/2026	09/01/2022	A	534,709
500,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	533,230
250,000	Riverside County, CA Public Financing Authority[1]	5.000	05/01/2025	05/01/2022	A	272,350

15      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$250,000	Riverside County, CA Public Financing Authority[1]	5.000%	05/01/2026	05/01/2022	A	$271,900
1,375,000	Riverside County, CA Public Financing Authority[1]	5.000	10/01/2029	10/01/2025	A	1,558,535
100,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	5.750	10/01/2020	10/01/2020		107,225
400,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Assessment District)	5.250	09/02/2026	09/02/2019	A	414,284
45,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		45,000
200,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		200,000
245,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2019	10/01/2019		254,026
350,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		373,653
520,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2024	09/01/2023	A	558,319
250,000	San Diego, CA Public Facilities Financing Authority[1]	5.000	08/01/2028	08/01/2022	A	276,543
1,010,000	San Gorgonio, CA Memorial Health Care District[1]	5.000	08/01/2025	08/01/2020	A	1,053,945
520,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2022	11/15/2022		575,084
500,000	South Gate, CA Utility Authority[1]	5.250	10/01/2026	10/01/2022	A	554,410
2,080,000	South Tahoe, CA Joint Powers Financing Authority[1]	5.000	10/01/2028	10/01/2025	A	2,352,022
90,000	Vernon, CA Electric System[1]	5.125	08/01/2021	08/01/2019	A	92,189
40,000	Vernon, CA Electric System	5.125	08/01/2021	08/01/2019	A	41,097
1,470,000	West Kern, CA Community College District[1]	5.000	11/01/2026	11/01/2025	A	1,694,734
100,000	Westlands, CA Water District[1]	5.000	09/01/2026	09/01/2022	A	109,577
20,000	Westlands, CA Water District[1]	5.000	09/01/2027	09/01/2022	A	21,876
80,000	Westlands, CA Water District[1]	5.000	09/01/2027	09/01/2022	A	89,214
1,045,000	William S. Hart CA Union High School District	5.000	09/01/2032	03/01/2025	A	1,120,668
						34,631,742

Colorado—0.8%
360,000	BNC, CO Metropolitan District No. 1[1]	5.000	12/01/2032	12/01/2027	A	402,606
525,000	Brighton Crossing, CO Metropolitan District No. 4	5.000	12/01/2037	12/01/2025	A	536,377
250,000	Interquest South, CO Business Improvement District	4.500	12/01/2030	07/28/2026	B	244,035

16      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Colorado (Continued)
$500,000	Plaza, CO Metropolitan District No. 1	5.000%	12/01/2022	12/01/2022		$535,205
						1,718,223

District of Columbia—0.1%
300,000	District of Columbia Student Dorm (Provident Group-Howard Properties)[1]	5.000	10/01/2030	10/01/2022	A	304,992

Florida—6.0%
500,000	FL Capital Trust Agency (Sarasota-Manatee Jewish Hsg. Council)	5.000	07/01/2032	07/01/2027	A	516,415
510,000	FL Capital Trust Agency (Viera Charter School)[1]	5.000	10/15/2037	10/15/2027	A	513,305
285,000	FL HEFFA (Bethune-Cookman University)[1]	5.375	07/01/2032	06/20/2029	B	257,557
785,000	FL HFC (Homeowner Mtg.)[1,2]	3.650	07/01/2041	11/01/2020	B	770,666
325,000	Halifax, FL Hospital Medical Center[1]	5.000	06/01/2035	06/01/2025	A	353,736
1,000,000	Lee County, FL IDA (VOA Lee County Health Care Facility)	5.375	12/01/2032	12/01/2027	A	1,008,200
1,000,000	Miami, FL Special Obligation[1]	5.000	03/01/2030	03/01/2023	A	1,090,720
65,000	Miami, FL Special Obligation (Street & Sidewalk Program)[1]	5.625	01/01/2039	01/01/2019	A	65,575
1,000,000	Miami-Dade County, FL Public Facilities (Jackson Health System)[1]	5.000	06/01/2033	06/01/2025	A	1,104,050
1,900,000	Miami-Dade County, FL School Board[1]	5.000	05/01/2032	05/01/2025	A	2,102,635
245,000	Mirabella, FL Community Devel. District	6.000	11/01/2026	10/14/2022	A	260,599
500,000	Orlando, FL Community Redevel. Agency (Conroy Road District)[1]	5.000	04/01/2023	04/01/2022	A	540,040
3,000,000	Palm Beach County, FL HFA (ARLC/LVE/AT/ASCS/AMS Obligated Group)[1]	5.000	11/15/2032	11/15/2026	A	3,291,090
175,000	Pinellas County, FL Sewer[1]	5.000	10/01/2032	10/28/2018	A	175,417
120,000	South Lake County, FL Hospital District (South Lake Hospital)[1]	6.000	04/01/2029	04/01/2019	A	121,841
500,000	Tampa, FL Health System (Baycare Health System)[1]	5.000	11/15/2026	05/15/2022	A	544,255
						12,716,101

Georgia—1.4%
15,000	College Park, GA (Atlanta International Airport)[1]	4.500	01/01/2031	10/28/2018	A	15,026
1,100,000	DeKalb, GA Private Hospital Authority (CHAF/EAS/EPG/CASvcs/ CSS/CHA/ECHEU/SRCMC Obligated Group)[1]	5.250	11/15/2039	11/15/2019	A	1,134,265

17      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Georgia (Continued)
$315,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125%	03/15/2031	03/15/2021	A	$318,859
40,000	GA Municipal Assoc. (Atlanta Detention Center)[1]	5.000	12/01/2023	10/28/2018	A	40,098
875,000	GA Municipal Electric Authority[1]	5.000	01/01/2032	01/01/2025	A	951,615
500,000	Randolph County, GA GO1	5.000	04/01/2030	04/01/2022	A	536,575
						2,996,438

Illinois—6.0%
720,000	Berwyn, IL GO1	5.000	12/01/2028	12/01/2018	A	723,067
1,000,000	Chicago, IL Board of Education[1]	5.750	04/01/2035	04/01/2027	A	1,138,140
525,000	Chicago, IL Board of Education[1]	6.000	01/01/2020	07/08/2019	B	533,746
780,000	Chicago, IL GO1	5.000	01/01/2026	10/28/2018	A	782,036
3,000,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2031	01/01/2025	A	3,292,740
20,000	Chicago, IL State University (Auxiliary Facilities System)[1]	5.000	12/01/2018	10/28/2018	A	20,055
500,000	Cook County, IL Community College District No. 508 (City Colleges Chicago)[1]	5.250	12/01/2026	12/01/2023	A	531,750
350,000	Cook County, IL GO1	5.250	11/15/2033	11/15/2020	A	366,261
175,000	Franklin Park, IL GO1	6.250	07/01/2030	07/01/2021	A	192,360
1,000,000	IL Educational Facilities Authority (Robert Morris College)[1]	5.800	06/01/2030	10/28/2018	A	1,002,160
150,000	IL Finance Authority (OSF Healthcare System)[1]	7.000	11/15/2029	05/15/2019	A	154,637
50,000	IL Finance Authority (RUMC/RNSMC/RCMC Obligated Group)[1]	5.250	11/01/2035	11/01/2018	A	50,137
2,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Expansion)[1]	5.500	06/15/2029	12/11/2026	B	2,217,980
35,000	Markham, IL GO1	5.250	01/01/2023	10/28/2018	A	35,062
1,100,000	Stephenson County, IL School District No. 145 Freeport[1]	5.000	02/01/2031	02/01/2028	A	1,254,770
240,000	Stone Park, IL GO	4.800	02/01/2021	10/28/2018	A	240,130
						12,535,031

Indiana—0.4%
200,000	Michigan City, IN Multifamily Hsg. (Silver Birch Project)	4.500	01/01/2026	08/17/2023	B	193,144
710,000	Terre Haute, IN Multifamily Hsg. (Silver Birch of Terre Haute)	5.100	01/01/2032	07/04/2027	B	689,971
						883,115

Iowa—0.2%
125,000	IA Finance Authority Senior Hsg. (PHS Council Bluffs)	4.450	08/01/2028	09/02/2026	B	124,796

18      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Iowa (Continued)
$250,000	IA Tobacco Settlement Authority (TASC)[1]	5.600%[3]	06/01/2034	10/28/2018	A	$252,505
						377,301

Kentucky—0.8%
1,000,000	Fayette County, KY School District[1]	5.000	08/01/2031	08/01/2025	A	1,116,110
100,000	KY EDFA (Ashland Hospital)[1]	6.000	02/01/2033	10/28/2018	A	100,206
100,000	KY Property & Building Commission[1]	5.000	05/01/2031	05/01/2028	A	113,161
100,000	KY Property & Building Commission[1]	5.000	05/01/2032	05/01/2028	A	112,812
100,000	KY Property & Building Commission[1]	5.000	05/01/2033	05/01/2028	A	112,378
100,000	KY Property & Building Commission[1]	5.000	05/01/2034	05/01/2028	A	111,945
						1,666,612

Louisiana—3.5%
1,405,000	LA Public Facilities Authority (Nineteenth Judicial District Court Building)[1]	5.000	06/01/2036	06/01/2025	A	1,544,123
2,545,000	LA Public Facilities Authority (Ochsner Clinic Foundation)[1]	5.000	05/15/2034	05/15/2026	A	2,800,085
250,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)[1]	5.000	07/01/2028	07/01/2027	A	286,342
400,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)	5.000	07/01/2029	07/01/2027	A	454,536
500,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)[1]	5.000	07/01/2030	07/01/2027	A	564,505
200,000	New Orleans, LA Aviation Board (Parking Facilities)[1,2]	5.000	10/01/2032	10/01/2028	A	226,554
135,000	New Orleans, LA Aviation Board (Parking Facilities)[1,2]	5.000	10/01/2033	10/01/2028	A	152,437
100,000	New Orleans, LA Aviation Board (Parking Facilities)[1,2]	5.000	10/01/2034	10/01/2028	A	112,018
100,000	New Orleans, LA Aviation Board (Parking Facilities)[1,2]	5.000	10/01/2034	10/01/2028	A	112,197
220,000	New Orleans, LA Aviation Board (Parking Facilities)[1,2]	5.000	10/01/2036	10/01/2028	A	245,265
145,000	New Orleans, LA Aviation Board (Parking Facilities)[1,2]	5.000	10/01/2037	10/01/2028	A	161,266
100,000	New Orleans, LA Aviation Board (Parking Facilities)[1,2]	5.000	10/01/2038	10/01/2028	A	111,129
500,000	New Orleans, LA Sewage Service[1]	5.000	06/01/2026	06/01/2024	A	558,615
						7,329,072

19      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Maryland—2.5%
$165,000	Baltimore, MD Convention Center[1]	5.000%	09/01/2019	10/28/2018	A	$165,322
2,500,000	Baltimore, MD Water[1]	5.000	07/01/2033	01/01/2027	A	2,843,225
2,000,000	Gaithersburg, MD Economic Devel. (Asbury Maryland)[2]	5.000	01/01/2033	01/01/2024	A	2,195,980
						5,204,527

Massachusetts—0.6%
120,000	MA Devel. Finance Agency (Partners Healthcare System)[1]	5.000	07/01/2031	07/01/2021	A	128,177
130,000	MA Devel. Finance Agency (Partners Healthcare System)	5.000	07/01/2031	07/01/2021	A	140,153
700,000	MA H&EFA (Milford Regional Medical Center)[1]	5.000	07/15/2027	10/28/2018	A	705,873
200,000	MA H&EFA (Milford Regional Medical Center)[1]	5.000	07/15/2032	10/28/2018	A	201,672
						1,175,875

Michigan—2.6%
65,000	Charyl Stockwell Academy, MI Public School Academy[2]	4.875	10/01/2023	05/22/2021	B	64,786
100,000	Grand Rapids, MI Building Authority[1]	5.000	10/01/2028	10/28/2018	A	100,238
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2026	07/01/2024	A	1,109,830
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2027	07/01/2024	A	1,105,370
750,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2029	07/01/2025	A	831,787
245,000	MI Finance Authority (Sparrow Health)[1]	5.000	11/15/2032	05/15/2025	A	270,958
5,000	MI Municipal Bond Authority[1]	6.000	11/01/2020	10/28/2018	A	5,016
1,805,000	Romulus, MI Tax Increment Financing Authority[1]	5.000	11/01/2026	05/07/2026	B	2,047,177
						5,535,162

Minnesota—2.1%
500,000	Dakota County, MN Community Devel. Agency (Sanctuary at West St. Paul)	5.750	08/01/2030	09/28/2025	B	488,645
320,000	Duluth, MN Hsg. & Redevel. Authority (Public Schools Academy)[2]	4.250	11/01/2028	12/03/2026	B	321,037
205,000	Duluth, MN Hsg. & Redevel. Authority (Public Schools Academy)[2]	5.000	11/01/2033	11/01/2028	A	213,854
2,320,000	St. Paul, MN Hsg. & Redevel. Authority (Legends Berry Senior Apartments)	3.750 [4]	09/01/2021	09/01/2020	C	2,312,321

20      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Minnesota (Continued)
$1,040,000	St. Paul, MN Hsg. & Redevel. Authority (Millberry Apartments)	3.750%[4]	03/01/2021	03/01/2020	C	$1,037,701
						4,373,558

Mississippi—0.4%
290,000	MS Business Finance Corp. (System Energy Resources)[1]	5.875	04/01/2022	10/23/2018	A	290,571
545,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.875	04/01/2026	04/01/2021	A	571,700
						862,271

Missouri—1.1%
115,000	Kansas City, MO IDA (Sales Tax)	4.250	04/01/2026	03/10/2023	B	117,220
20,000	MO Environmental Improvement & Energy Resources Authority[1]	5.000	01/01/2020	10/28/2018	A	20,048
65,000	MO Environmental Improvement & Energy Resources Authority[1]	5.125	01/01/2020	10/28/2018	A	65,163
40,000	MO Environmental Improvement & Energy Resources Authority[1]	5.500	07/01/2019	10/28/2018	A	40,110
1,075,000	Saint Charles County, MO IDA (Suemandy/Mid-Rivers Community Improvement District)[2]	4.000	10/01/2028	10/01/2028		1,028,764
1,000,000	St. Louis, MO Municipal Finance Corp.[1]	5.000	07/15/2030	07/15/2024	A	1,115,030
						2,386,335

Montana—0.0%
55,000	Kalispell, MT Hsg. & Healthcare (Immanuel Lutheran Corp.)	3.400	11/15/2022	11/15/2018	A	55,003

Nevada—0.1%
60,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2024	06/01/2024		63,698
255,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2023	10/28/2018	A	255,296
						318,994

New Hampshire—0.1%
250,000	NH H&EFA (Hillside Village)	3.500	07/01/2022	07/01/2019	A	250,340

New Jersey—8.2%
250,000	Atlantic City, NJ GO1	5.000	03/01/2032	03/01/2027	A	277,890
15,000	Burlington County, NJ Bridge Commission[1]	4.500	10/15/2022	10/28/2018	A	15,030
1,000,000	Casino Reinvestment Devel. Authority of NJ (Luxury Tax)[1]	5.000	11/01/2027	11/01/2024	A	1,085,480
1,000,000	NJ EDA[1]	5.000	06/15/2022	06/15/2022		1,077,560
2,000,000	NJ EDA[1]	5.000	06/15/2025	06/15/2025		2,206,660

21      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New Jersey (Continued)
$250,000	NJ EDA (Provident Group-Rowan Properties)[1]	5.000%	01/01/2030	01/01/2025	A	$268,832
305,000	NJ EDA (School Facilities Construction)[1]	5.000	03/01/2026	03/01/2023	A	326,774
1,000,000	NJ Educational Facilities Authority (Higher Education)[1]	5.000	06/15/2026	06/15/2024	A	1,084,420
395,000	NJ Educational Facilities Authority (Rider University)[1]	5.000	07/01/2032	07/01/2027	A	430,894
415,000	NJ Educational Facilities Authority (Rider University)[1]	5.000	07/01/2033	07/01/2027	A	451,101
1,000,000	NJ Educational Facilities Authority (Rider University)[1]	5.000	07/01/2035	07/01/2027	A	1,079,270
55,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.000	12/01/2025	12/01/2019	A	56,489
3,575,000	NJ Tobacco Settlement Financing Corp.[1]	3.200	06/01/2027	07/11/2021	B	3,569,530
900,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2031	06/01/2028	A	1,012,986
335,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2032	06/01/2028	A	375,887
2,000,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2023	06/15/2023		2,176,880
250,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2027	06/15/2021	A	262,877
710,000	NJ Transportation Trust Fund Authority[1]	5.250	06/15/2030	06/15/2023	A	763,726
250,000	NJ Transportation Trust Fund Authority[1]	5.250	06/15/2032	12/15/2024	A	272,880
500,000	South Jersey, NJ Transportation Authority[1]	5.000	11/01/2028	11/01/2024	A	549,070
						17,344,236

New Mexico—0.3%
625,000	Farmington, NM Hospital (San Juan Regional Medical Center)[1]	5.000	06/01/2023	10/28/2018	A	626,694

New York—8.2%
500,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1]	5.000	10/01/2038	10/01/2028	A	504,700
500,000	Build NYC Resource Corp. (Metropolitan Lighthouse Charter School)[1]	5.000	06/01/2037	06/01/2027	A	526,550
100,000	L.I., NY Power Authority[1]	5.000	04/01/2023	04/01/2019	A	101,557
500,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.250 [3]	06/01/2026	10/13/2018	A	500,065
350,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000	07/01/2035	07/01/2025	A	375,417

22      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$280,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000%	06/01/2027	06/01/2026	A	$314,205
270,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2030	06/01/2026	A	299,112
250,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2031	06/01/2026	A	275,890
1,875,000	NY MTA, Series C-1[1]	5.000	11/15/2031	11/15/2025	A	2,102,231
2,500,000	NY MTA, Series C-1[1]	5.250	11/15/2031	11/15/2025	A	2,859,825
1,000,000	NYC GO1	5.000	08/01/2029	02/01/2025	A	1,132,980
2,250,000	NYC IDA (Yankee Stadium)[1]	7.000	03/01/2049	03/01/2019	A	2,295,405
300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2024	12/01/2024		333,702
35,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2026	10/28/2018	A	35,043
2,055,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2032	02/15/2025	A	2,309,347
1,405,000	NYS DA (The New School)[1]	5.000	07/01/2036	01/01/2027	A	1,564,355
500,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[1]	5.000	10/01/2030	10/01/2025	A	507,960
1,230,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	10/28/2018	A	1,287,896
						17,326,240

North Carolina—0.6%
1,170,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)	5.000	06/01/2028	10/28/2018	A	1,172,621

Ohio—3.9%
3,330,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875	06/01/2030	10/13/2018	A	3,346,550
2,070,000	Greene County, OH Hospital Facility (KHN/KMCtr/DOH/BMCtr Obligated Group[1]	5.375	04/01/2034	04/01/2019	A	2,106,163
380,000	OH Higher Educational Facility Commission (Hiram College)[1,2]	6.000	10/01/2021	10/23/2018	A	380,540
250,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	12/01/2018	A	251,620
350,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)[1]	5.500	12/01/2029	12/01/2024	A	379,802
1,500,000	Toledo, OH Waterworks[1]	5.000	11/15/2031	05/15/2023	A	1,654,335
						8,119,010

Oklahoma—0.5%
1,000,000	OK Devel. Finance Authority (OU Medicine)[1]	5.000	08/15/2033	08/15/2028	A	1,111,870

23      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Oregon—0.6%
$200,000	Clackamas County, OR Hospital Facilities Authority (Mary’s Woods at Marylhurst)[1]	2.800%	05/15/2024	05/15/2024		$199,686
135,000	Clackamas County, OR Hospital Facilities Authority (Mary’s Woods at Marylhurst)[1]	3.200	05/15/2025	05/15/2020	A	135,081
250,000	Forest Grove, OR Revenue (Pacific University)[1]	5.000	05/01/2036	05/01/2025	A	270,337
295,000	Multnomah County, OR Hospital Facilities Authority (Terwilliger Plaza)[1]	5.000	12/01/2025	12/01/2025		328,542
250,000	Multnomah County, OR Hospital Facilities Authority (Terwilliger Plaza)[1]	5.000	12/01/2030	12/01/2026	A	274,555
						1,208,201

Pennsylvania—12.4%
1,000,000	Chester County, PA H&EFA (SSS / SRC / SMSvcs / TCS / JP / SM / SHouse Obligated Group)	5.000	12/01/2030	12/01/2025	A	1,025,960
385,000	Coatesville, PA Area School District[1]	5.000	12/01/2025	06/01/2023	A	414,787
335,000	Coatesville, PA Area School District[1]	5.000	12/01/2026	06/01/2023	A	359,716
360,000	Coatesville, PA Area School District[1]	5.000	12/01/2027	06/01/2023	A	385,758
500,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2025	09/25/2022	B	533,405
845,000	Erie County, PA Hospital Authority (St. Vincent’s Health)	7.000	07/01/2027	07/01/2020	A	916,090
1,500,000	Lancaster County, PA Hospital Authority (Masonic Villages of Grand Lodge of Pennyslvania)[1]	5.000	11/01/2029	05/01/2025	A	1,646,895
500,000	Luzerne County, PA GO1	5.000	11/15/2029	11/15/2025	A	557,890
190,000	Luzerne County, PA GO1	6.750	11/01/2023	11/01/2019	A	198,801
1,190,000	Luzerne County, PA GO1	7.000	11/01/2026	11/01/2019	A	1,248,274
2,000,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2033	06/01/2028	A	2,244,100
1,500,000	PA GO1	5.000	03/15/2031	03/15/2025	A	1,667,355
3,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	06/01/2030	12/01/2026	A	3,348,600
1,055,000	PA Turnpike Commission[1]	5.000	12/01/2028	06/01/2025	A	1,192,424
3,000,000	PA Turnpike Commission[1]	5.000	12/01/2034	12/01/2027	A	3,350,040
250,000	PA Turnpike Commission[1]	5.250	12/01/2034	12/01/2025	A	281,885
1,000,000	Philadelphia, PA Authority for Industrial Devel. (City Service Agreement)[1]	5.000	12/01/2035	06/01/2027	A	1,090,920

24      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Pennsylvania (Continued)
$1,310,000	Philadelphia, PA Authority for Industrial Devel. (City Service Agreement)[1]	5.000%	12/01/2037	06/01/2027	A	$1,416,018
1,000,000	Philadelphia, PA Authority for Industrial Devel. (La Salle University)[1]	5.000	05/01/2034	11/01/2027	A	1,090,600
40,000	Philadelphia, PA Hsg. Authority[1]	5.500	12/01/2019	10/28/2018	A	40,113
745,000	Philadelphia, PA School District[1]	5.000	09/01/2025	09/01/2025		836,404
510,000	Philadelphia, PA School District[1]	5.000	09/01/2032	09/01/2028	A	571,333
30,000	Reading, PA School District[1]	5.000	03/01/2035	03/01/2027	A	33,533
25,000	Reading, PA School District[1]	5.000	03/01/2036	03/01/2027	A	27,847
110,000	Scranton, PA School District[1]	5.000	12/01/2032	12/01/2027	A	122,652
90,000	Scranton, PA School District[1]	5.000	12/01/2033	12/01/2027	A	100,054
225,000	Washington County, PA Redevel. Authority[1]	5.000	07/01/2028	02/22/2026	A	232,497
500,000	West Shore, PA Area Authority (ML/MFS/MLCSS/Mhome/CAHA Obligated Group)[1]	5.000	07/01/2030	07/01/2025	A	532,325
500,000	Wilkes-Barre, PA Area School District[1]	5.000	08/01/2028	02/01/2027	A	564,555
						26,030,831

Rhode Island—0.3%
500,000	Providence, RI Public Building Authority, Series A1	5.875	06/15/2026	06/15/2021	A	541,495
35,000	RI Clean Water Protection Finance Agency[1]	5.125	10/01/2019	10/28/2018	A	35,089
						576,584

South Carolina—1.3%
500,000	Greenville, SC Hospital System[1]	5.000	05/01/2024	05/01/2022	A	542,550
2,000,000	Piedmont, SC Municipal Power Agency[1]	5.000	01/01/2030	01/01/2025	A	2,189,240
						2,731,790

South Dakota—0.3%
550,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[1]	5.000	06/01/2026	06/01/2023	A	597,272

Tennessee—1.1%
1,305,000	Chattanooga-Hamilton County, TN Hospital Authority[1]	5.000	10/01/2039	10/01/2024	A	1,383,248
500,000	Knox County, TN HE&HFB (Covenant Health)[1]	5.000	01/01/2025	01/01/2023	A	549,630
300,000	TN Energy Acquisition Gas Corp.[1]	5.250	09/01/2020	09/01/2020		316,068
						2,248,946

25      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas—9.9%
$1,500,000	Arlington, TX Higher Education Finance Corp. (Harmony Public Schools)[1]	5.000%	02/15/2032	02/15/2025	A	$1,671,795
125,000	Arlington, TX Higher Education Finance Corp. (UMEP)	4.550	08/15/2028	02/11/2026	B	123,332
115,000	Arlington, TX Higher Education Finance Corp. (UMEP)	5.000	08/15/2038	07/10/2034	B	112,863
1,000,000	Dallas County, TX Flood Control District	5.000	04/01/2028	04/01/2023	A	1,037,040
125,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2025	11/01/2020	A	131,842
125,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2026	11/01/2020	A	131,764
2,000,000	Grand Parkway, TX Transportation Corp.[1]	5.000	10/01/2038	04/01/2028	A	2,268,300
35,000	Greenville, TX Electric Utility System[1]	4.650	02/15/2029	10/28/2018	A	35,079
1,000,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2030	11/15/2024	A	1,106,900
250,000	Houston, TX Higher Education Finance Corp. (Kipp)[1]	5.000	08/15/2029	08/15/2025	A	281,815
20,000	Huntsville, TX GO COP[1]	5.000	08/15/2023	10/28/2018	A	20,049
350,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living-Langford Project)	5.000	11/15/2026	03/20/2025	B	353,070
670,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University-Collegiate Hsg. Corpus Christi II)[1]	5.000	04/01/2031	04/01/2026	A	695,869
225,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	3.875	11/15/2022	11/15/2022		224,019
635,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (CHlth/CSHSC/CHGC/CHST/CSRHCC/CHALT Obligated Group)[1]	6.250	07/01/2028	01/01/2019	A	641,941
1,000,000	Temple, TX Tax Increment[1]	5.000	08/01/2038	08/01/2025	A	1,035,010
500,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.000	12/15/2026	12/15/2022	A	542,690
3,925,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	08/04/2023	B	4,516,066
2,000,000	TX SA Energy Acquisition Public Facility Corp. (Gas Supply)[1]	5.500	08/01/2025	08/01/2025		2,297,320
665,000	Viridian, TX Municipal Management District[1]	6.000	12/01/2029	12/01/2024	A	788,397
1,005,000	Viridian, TX Municipal Management District[1]	6.000	12/01/2029	12/01/2024	A	1,191,488

26      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$920,000	Viridian, TX Municipal Management District[1]	6.000%	12/01/2030	12/01/2024	A	$1,091,865
500,000	Viridian, TX Municipal Management District[1]	6.000	12/01/2030	12/01/2024	A	593,405
						20,891,919

Vermont—1.0%
1,000,000	Burlington, VT Airport, Series A1	5.000	07/01/2030	07/01/2024	A	1,093,210
250,000	Burlington, VT GO1	5.000	11/01/2021	11/01/2021		269,262
250,000	Burlington, VT GO1	5.000	11/01/2027	11/01/2022	A	271,265
500,000	VT Educational & Health Buildings Financing Agency (Middlebury College)[1]	5.000	11/01/2028	11/01/2022	A	549,010
						2,182,747

Washington—1.1%
25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	02/28/2019	A	24,999
525,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[1]	6.375	10/01/2033	10/28/2018	A	526,895
500,000	WA Health Care Facilities Authority (Central Washington Health Services Association)[1]	5.000	07/01/2030	07/01/2025	A	545,955
500,000	WA Hsg. Finance Commission (Heron’s Key)	6.000	07/01/2025	08/13/2023	B	538,665
465,000	WA Hsg. Finance Commission (Lutheran Retirement Home of Greater Seattle)	3.125	07/01/2023	07/01/2023		463,866
100,000	WA Kalispel Tribe Indians Priority District	5.000	01/01/2032	08/22/2027	A	103,206
100,000	WA Kalispel Tribe Indians Priority District	5.000	01/01/2032	08/26/2027	A	103,206
						2,306,792

Wisconsin—2.5%
2,000,000	WI H&EFA (Ascension Health Credit Group)[1]	4.000	11/15/2036	05/15/2026	A	2,043,460
500,000	WI H&EFA (Marshfield Clinic)[1]	5.000	02/15/2028	02/15/2022	A	531,475
2,000,000	WI Public Finance Authority (City of Boynton Beach Florida)[1]	5.000	07/01/2035	07/01/2028	A	2,224,880
390,000	WI Public Finance Authority (Community School of Davidson)	5.000	10/01/2033	12/02/2027	A	404,290
						5,204,105

Total Investments, at Value (Cost $213,343,882)—101.9%						214,674,390
Net Other Assets (Liabilities)—(1.9)						(4,101,470)
Net Assets—100.0%						$210,572,920

27      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to applicable optional call date.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

To simplify the listings of securities, abbreviations are used per the table below:

AMS	ACTS Management Services, Inc.
ARLC	ACTS Retirement-Life Communities, Inc.
ASCS	ACTS Signature Community Services, Inc.
ASU	Arizona State University
AT	Azalea Trace, Inc.
BMCtr	Beavercreek Medical Center
BMH	Bakersfield Memorial Hospital
CAHA	Capital Area Health Associates
CASvcs	Children’s Anesthesia Services
CDA	Communities Devel. Authority
CHA	Children’s Healthcare of Atlanta
CHAF	Children’s Healthcare of Atlanta Foundation
CHALT	Christus Health Ark-La-Tex
CHF	City Hospital Foundation
CHGC	Christus Health Gulf Coast
CHlth	Christus Health
CHST	Christus Health Southeast Texas
CMF	CHCW Medical Foundation
CmntyHOSB	Community Hospital of San Bernardino
COP	Certificates of Participation
CSHSC	Christus Spohn Health System Corporation
CSRHCC	Christus Santa Rosa Health Care Corporation
CSS	Children’s Sedation Services
DHlth	Dignity Health
DHR	Department of Human Resources
DOH	Dayton Osteopathic Hospital
EAS	Egleston Affiliated Services
ECHEU	Egleston Children’s Hospital at Emory University
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
EPG	Egleston Pediatric Group
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
HE&HFB	Higher Educational and Housing Facility Board
HEFFA	Higher Educational Facilities Finance Authority

28      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IDA	Industrial Devel. Agency
JFK	John Fitzgerald Kennedy
JP	Jenner’s Pond
KHN	Kettering Health Network
KMCtr	Kettering Medical Center
L.I.	Long Island
LVE	Lanier Village Estates, Inc.
MFS	Messiah Family Services
Mhome	Messiah Home
ML	Messiah Lifeways
MLCSS	Messiah Lifeways Community Support Services
MRC	Methodist Retirement Communities
MSrH	Mercy Senior Housing
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
OU	Oklahoma University
PHS	Pinnacle Health System
RCMC	Rush-Copley Medical Center
RNSMC	Rush North Shore Medical Center
RUMC	Rush University Medical Center
SFMH	St. Francis Memorial Hospital
SHouse	Simpson House
SM	Simpson Meadows
SMSvcs	Simpson Management Services
SNVMMH	Sierra Nevada Memorial-Miners Hospital
SRC	Simpson Retirement Communities
SRCMC	Scottish Rite Children’s Medical Center
SSS	Simpson Senior Services
TASC	Tobacco Settlement Asset-Backed Bonds
TCS	Third Century Services
UMEP	UME Preparatory Academy
VOA	Volunteers of America

See accompanying Notes to Financial Statements.

29      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2018

Assets
Investments, at value (cost $213,343,882)—see accompanying statement of investments	$214,674,390
Cash	380,048
Receivables and other assets:
Interest	3,014,675
Investments sold (including $1,976,486 sold on a when-issued or delayed delivery basis)	2,159,054
Shares of beneficial interest sold	301,652
Other	60,193
Total assets	220,590,012

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	5,800,000
Investments purchased on a when-issued or delayed delivery basis	3,845,528
Shares of beneficial interest redeemed	193,445
Dividends	75,670
Distribution and service plan fees	33,281
Interest expense on borrowings	11,457
Shareholder communications	6,245
Trustees’ compensation	4,181
Other	47,285
Total liabilities	10,017,092

Net Assets	$210,572,920

Composition of Net Assets
Par value of shares of beneficial interest	$48,574
Additional paid-in capital	211,951,995
Accumulated net investment income	1,089,510
Accumulated net realized loss on investments	(3,847,667)
Net unrealized appreciation on investments	1,330,508
Net Assets	$210,572,920

30      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $124,788,708 and 28,781,594 shares of beneficial interest outstanding)	$4.34

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.44

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,446,060 and 8,418,182 shares of beneficial interest outstanding)	$4.33

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $49,338,152 and 11,374,120 shares of beneficial interest outstanding)	$4.34

See accompanying Notes to Financial Statements.

31      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Year Ended September 30, 2018

Investment Income
Interest	$8,085,065
Expenses
Management fees	1,381,206
Distribution and service plan fees:
Class A	331,253
Class C	401,926
Transfer and shareholder servicing agent fees:
Class A	133,038
Class C	40,202
Class Y	59,707
Shareholder communications:
Class A	11,989
Class C	6,654
Class Y	6,841
Borrowing fees	192,730
Interest expense on borrowings	75,956
Trustees’ compensation	3,132
Custodian fees and expenses	1,988
Other	64,307
Total expenses	2,710,929
Less waivers and reimbursements of expenses	(47,030)
Net expenses	2,663,899

Net Investment Income	5,421,166
Realized and Unrealized Loss
Net realized gain loss on investment transactions	(1,019,264)
Net change in unrealized appreciation/depreciation on investment transactions	(4,349,344)
Net Increase in Net Assets Resulting from Operations	$52,558

See accompanying Notes to Financial Statements.

32      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations
Net investment income	$5,421,166	$5,159,929
Net realized loss	(1,019,264)	(1,601,976)
Net change in unrealized appreciation/depreciation	(4,349,344)	(4,398,830)
Net increase (decrease) in net assets resulting from operations	52,558	(840,877)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,017,421)	(2,712,234)
Class C	(599,683)	(483,065)
Class Y	(1,481,102)	(1,153,393)
	(5,098,206)	(4,348,692)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	3,795,674	(39,765,813)
Class C	207,371	(9,950,325)
Class Y	(8,596,200)	5,911,425
	(4,593,155)	(43,804,713)

Net Assets
Total decrease	(9,638,803)	(48,994,282)
Beginning of period	220,211,723	269,206,005
End of period (including accumulated net investment income of $1,089,510 and $766,550, respectively)	$210,572,920	$220,211,723

See accompanying Notes to Financial Statements.

33      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]
Per Share Operating Data
Net asset value, beginning of period	$4.43	$4.50	$4.29	$4.28	$4.08
Income (loss) from investment operations:
Net investment income[2]	0.11	0.10	0.09	0.10	0.13
Net realized and unrealized gain (loss)	(0.10)	(0.08)	0.21	0.02	0.19
Total from investment operations	0.01	0.02	0.30	0.12	0.32
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.09)	(0.09)	(0.11)	(0.12)
Net asset value, end of period	$4.34	$4.43	$4.50	$4.29	$4.28

Total Return, at Net Asset Value[3]	0.22%	0.44%	7.10%	2.94%	7.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$124,789	$123,839	$166,994	$93,966	$43,489
Average net assets (in thousands)	$133,054	$135,493	$135,238	$55,240	$46,841
Ratios to average net assets:[4]
Net investment income	2.41%	2.36%	2.00%	2.42%	3.00%
Expenses excluding specific expenses listed below	0.98%	0.99%	0.99%	1.03%	1.06%
Interest and fees from borrowings	0.12%	0.10%	0.07%	0.15%	0.14%
Total expenses	1.10%	1.09%	1.06%	1.18%	1.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.07%	1.05%	1.02%	1.09%	1.09%
Portfolio turnover rate	45%	25%	24%	56%	40%

34      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

1. On August 21, 2015, the Fund effected a 3 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

35      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]
Per Share Operating Data
Net asset value, beginning of period	$4.42	$4.49	$4.29	$4.28	$4.08
Income (loss) from investment operations:
Net investment income[2]	0.07	0.07	0.05	0.07	0.09
Net realized and unrealized gain (loss)	(0.10)	(0.09)	0.21	0.02	0.19
Total from investment operations	(0.03)	(0.02)	0.26	0.09	0.28
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.05)	(0.06)	(0.08)	(0.08)
Net asset value, end of period	$4.33	$4.42	$4.49	$4.29	$4.28

Total Return, at Net Asset Value[3]	(0.56)%	(0.34)%	6.04%	2.23%	6.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,446	$37,126	$48,103	$25,703	$12,842
Average net assets (in thousands)	$40,207	$39,435	$38,334	$16,536	$11,648
Ratios to average net assets:[4]
Net investment income	1.63%	1.57%	1.22%	1.66%	2.21%
Expenses excluding specific expenses listed below	1.73%	1.75%	1.74%	1.79%	1.85%
Interest and fees from borrowings	0.12%	0.10%	0.07%	0.15%	0.14%
Total expenses	1.85%	1.85%	1.81%	1.94%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%[5]	1.83%	1.80%	1.87%	1.87%
Portfolio turnover rate	45%	25%	24%	56%	40%

36      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

1. On August 21, 2015, the Fund effected a 3 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

37      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]
Per Share Operating Data
Net asset value, beginning of period	$4.43	$4.50	$4.30	$4.28	$4.08
Income (loss) from investment operations:
Net investment income[2]	0.12	0.11	0.10	0.12	0.13
Net realized and unrealized gain (loss)	(0.10)	(0.08)	0.20	0.02	0.19
Total from investment operations	0.02	0.03	0.30	0.14	0.32
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.10)	(0.10)	(0.12)	(0.12)
Net asset value, end of period	$4.34	$4.43	$4.50	$4.30	$4.28

Total Return, at Net Asset Value[3]	0.44%	0.66%	7.08%	3.41%	8.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,338	$59,247	$54,109	$20,589	$7,719
Average net assets (in thousands)	$59,658	$51,840	$35,292	$9,772	$4,089
Ratios to average net assets:[4]
Net investment income	2.63%	2.60%	2.19%	2.69%	3.17%
Expenses excluding specific expenses listed below	0.73%	0.75%	0.74%	0.80%	0.80%
Interest and fees from borrowings	0.12%	0.10%	0.07%	0.15%	0.14%
Total expenses	0.85%	0.85%	0.81%	0.95%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%[5]	0.83%	0.80%	0.87%	0.87%
Portfolio turnover rate	45%	25%	24%	56%	40%

38      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

1. On August 21, 2015, the Fund effected a 3 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

39      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2018

1. Organization

Oppenheimer Intermediate Term Municipal Fund (the “Fund”), formerly Oppenheimer Rochester Intermediate Term Municipal Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized

40      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$1,168,617	$—	$3,847,666	$1,330,508

41      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

1. At period end, the Fund had $3,847,666 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2018	Year Ended September 30, 2017
Distributions paid from:
Exempt-interest dividends	$5,091,044	$4,345,900
Ordinary income	7,162	2,792

Total	$5,098,206	$4,348,692

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$213,343,882

Gross unrealized appreciation	$3,030,141
Gross unrealized depreciation	(1,699,633)

Net unrealized appreciation	$1,330,508

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these

42      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

changes on the financial statements.

3.	Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related

43      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$2,859,517	$—	$2,859,517
Arizona	—	6,814,323	—	6,814,323
California	—	34,631,742	—	34,631,742
Colorado	—	1,718,223	—	1,718,223
District of Columbia	—	304,992	—	304,992
Florida	—	12,716,101	—	12,716,101
Georgia	—	2,996,438	—	2,996,438
Illinois	—	12,535,031	—	12,535,031
Indiana	—	883,115	—	883,115
Iowa	—	377,301	—	377,301
Kentucky	—	1,666,612	—	1,666,612
Louisiana	—	7,329,072	—	7,329,072

44      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Maryland	$—	$5,204,527	$—	$5,204,527
Massachusetts	—	1,175,875	—	1,175,875
Michigan	—	5,535,162	—	5,535,162
Minnesota	—	4,373,558	—	4,373,558
Mississippi	—	862,271	—	862,271
Missouri	—	2,386,335	—	2,386,335
Montana	—	55,003	—	55,003
Nevada	—	318,994	—	318,994
New Hampshire	—	250,340	—	250,340
New Jersey	—	17,344,236	—	17,344,236
New Mexico	—	626,694	—	626,694
New York	—	17,326,240	—	17,326,240
North Carolina	—	1,172,621	—	1,172,621
Ohio	—	8,119,010	—	8,119,010
Oklahoma	—	1,111,870	—	1,111,870
Oregon	—	1,208,201	—	1,208,201
Pennsylvania	—	26,030,831	—	26,030,831
Rhode Island	—	576,584	—	576,584
South Carolina	—	2,731,790	—	2,731,790
South Dakota	—	597,272	—	597,272
Tennessee	—	2,248,946	—	2,248,946
Texas	—	20,891,919	—	20,891,919
Vermont	—	2,182,747	—	2,182,747
Washington	—	2,306,792	—	2,306,792
Wisconsin	—	5,204,105	—	5,204,105

Total Assets	$—	$214,674,390	$—	$214,674,390

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The

45      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$3,845,528
Sold securities	1,976,486

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

46      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

5. Market Risk Factors (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	8,746,996	$38,586,519	6,562,323	$28,586,920
Dividends and/or distributions reinvested	663,911	2,906,723	586,953	2,557,792
Redeemed	(8,590,172)	(37,697,568)	(16,337,110)	(70,910,525)
Net increase (decrease)	820,735	$3,795,674	(9,187,834)	$(39,765,813)

Class C
Sold	2,794,760	$12,331,656	1,410,329	$6,130,177
Dividends and/or distributions reinvested	130,582	571,039	104,829	456,317
Redeemed	(2,901,908)	(12,695,324)	(3,835,876)	(16,536,819)
Net increase (decrease)	23,434	$207,371	(2,320,718)	$(9,950,325)

Class Y
Sold	5,402,879	$23,826,189	6,201,119	$27,031,334
Dividends and/or distributions reinvested	335,326	1,469,872	260,766	1,138,287
Redeemed	(7,734,688)	(33,892,261)	(5,120,740)	(22,258,196)
Net increase (decrease)	(1,996,483)	$(8,596,200)	1,341,145	$5,911,425

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$111,597,537	$104,563,703

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in

47      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

The Fund’s effective management fee for the reporting period was 0.59% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not

48      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
September 30, 2018	$9,811	$6,662	$3,673

Waivers and Reimbursements of Expenses. The Manager has voluntary agreed to waive fees and/or reimburse the Fund for certain expenses so that “Expenses after payments,

49      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

waivers and/or reimbursements and reduction to custodian expenses,” excluding interest and fees from borrowings, will not exceed 0.95% of average annual net assets for Class A shares, 1.73% of average annual net assets for Class C shares and 0.73% of average annual net assets for Class Y shares.

During the reporting period, the Manager reimbursed the Fund as follows:

Class A	$41,234
Class C	3,744
Class Y	2,052

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.2237% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.10% of the Fund’s average net assets on an annualized basis. The

50      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.2237%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$3,842,192
Average Daily Interest Rate	1.926%
Fees Paid	$143,393
Interest Paid	$64,839

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon

51      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$50,960

10. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

52      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Intermediate Term Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Intermediate Term Municipal Fund (the “Fund”), formerly Oppenheimer Rochester Intermediate Term Municipal Fund, including the statement of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

November 21, 2018

53      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.86% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

54      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

55      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni national intermediate category. The Board noted that the Fund’s one-year, three-year, and five-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni national intermediate funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses so that the total annual fund operating expenses as a percentage of average daily net assets will not exceed the following annual rates: 0.95% for Class A shares, 1.73% for Class C shares and 0.73% for Class Y shares. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fee and total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary

56      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

57      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

58      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Intermediate Term Municipal Fund	9/25/18	99.8%	0.0%	0.2%

59      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held.

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 47 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2008) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster

60      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Edmund P. Giambastiani, Jr., Continued	Worldwide, Inc. (career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003- 2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2007) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

61      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2007) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately- held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 105 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2007) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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TRUSTEES AND OFFICERS Unaudited / Continued

Troy E. Willis, Vice President (since 2007) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President and Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016); Associate Portfolio Manager of the Sub-Adviser (June 2013-January 2016); Portfolio Research Analyst of the Sub-Adviser (June 2011 to June 2013); Credit Analyst of the Sub-Adviser (May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

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Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

67      OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com
Call Us 800 225 5677
Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0636.001.0918 November 21, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $42,500 in fiscal 2018 and $41,700 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,700 in fiscal 2018 and $4,050 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $297,836 in fiscal 2018 and $386,986 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, CP Conduit fees, incremental and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $534,826 in fiscal 2018 and $286,402 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $835,362 in fiscal 2018 and $677,438 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Intermediate Term Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	11/16/2018